UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report

(Date of earliest event reported): August 10, 2017

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State of Other Jurisdiction of Incorporation)

Parker Towers, 104-60 Queens Boulevard 12th Floor Forest Hills, New York 11375.

(Address of Principal Executive Offices)

(Commission File Number ) 333-169128

04-3667624

(IRS Employer Identification No.)

Registrant's telephone number, including area code: (347) 242-3148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[X] Written communications pursuant to Rule 425 under the Securities Act [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [] Pre-commencement communications pursuant to Rule 13e-4(c under the Exchange Act

Corporate News Announcement -

DANIELS CORPORATE ADVISORY CO. INC.

ANNOUNCES CANCELLATION OF REVERSE SPLIT OF ITS SHARES AND TO RETURN TO FULLY - REPORTING STATUS.

August 10, 2017.

Daniels Corporate Advisory Company, Inc. (OTC: DCAC),announced today that the Company has cancelled the previously applied for 2016 reverse split. It is management's intent to put our shareholders' minds at ease and ultimately attract renewed buying interest.

Also, Daniels management and its service providers are busy with the updating of information needed to bring our status as a reporting company to up to date (current). Once the company is current numerous opportunities/methods for funding are available.

The important decisions/events noted above will allow management to conduct corporate actions,

that benefit all DCAC Shareholders in the coming weeks and months, to further enhance shareholder value.

Daniels (OTC: DCAC) is a corporate strategy firm aimed at servicing the myriad needs of small, growing public and private companies through customized financial, operational and business strategy initiatives. From referral of clients to growth capital to the placement of senior-level team members, Daniels aim is to provide clients with unique and appropriate strategies designed to incubate and accelerate their growth in new or existing niche markets. These strategies include joint-ventures, marketing opportunities, partnerships, and potential acquisitions. Whether generic or acquisitive in nature, the optimum deal structure to accelerate growth is designed to limit the amount of time necessary for the client to achieve the requirements to list on a major stock exchange.

The DCAC corporate website can be accessed at www.danielscorporateadvisoryco.com"

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that, all forward-looking statements involve risks and uncertainties, including without limitation, the ability of Daniels Corporate Advisory Co. Inc. to accomplish its stated plan of business. Daniels Corporate Advisory Company, Inc. believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward- looking statements included herein, the inclusion of such information should not be regarded as a representation by Daniels Corporate Advisory Company, Inc. or any other person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Date: August 10, 2017

By:/s/ Arthur Viola

Arthur Viola

Chief Executive Officer

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